UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 4, 2014

MineralRite Corporation

(Exact name of Registrant as Specified in its Charter)

Nevada	000-27739	90-0315909
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

55 South Geneva Road

  Lindon, Utah  84042

 (Address of Principal Executive Offices including Zip Code)

(801) 796-8944

 (Registrant’s Telephone Number, including Area Code)

_____________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement

On April 4, 2014, the Board of Directors of MineralRite Corporation., a Nevada corporation (the "Company") authorized the execution of that certain settlement agreement and stipulation dated April 4, 2014 (the "Settlement Agreement") with IBC Funds LLC, a Nevada limited liability company ("IBC Funds").

The Company had certain payables outstanding due and owing to creditors aggregating $85,000.00 (collectively, the "Payables"). IBC Funds purchased the Payables from their respective holders and subsequently filed a claim against the Company in the Circuit Court of the Twelfth Judicial Circuit in and for Sarasota County, Florida for the payment of the Payables. Thus, the Company and IBC Funds desired to resolve and settle the Payables and entered into the Settlement Agreement.

On the dates listed below, IBC Funds delivered a conversion notice to the Company (the "Conversion Notice") proposing certain dollar amount conversions pertaining to the Settlement Agreement which were convertible into shares of common stock. The shares of common stock were exempt from registration under the Securities Act of 1933, as amended, in reliance upon Section 3(a)(10).

Date of Conversion	Dollar Amount	Number of Shares Issued
April 9, 2014	$1001.00	6,700,000
April 22, 2014	7,176.00	6,700,000
April 28, 2014	8,475.50	6,700,000
April 30,2014	12,650.00	10,000,000
May 6, 2014	12,650.00	10,000,000
May 13, 2014	9,900.00	10,000,000
May 19, 2014	9,350.00	10,000,000
May 23, 2014	9,350.00	10,000,000
May 29, 2014	9,350.00	10,000,000
June 9, 2014	5894.15	6,090,000

The Board of Directors determined it was in the best interests of the Company and its shareholders to enter into the Settlement Agreement and resulting 3(a)(10) issuance of shares in order to ensure the successful operational aspects of the Company within the next six months and to accelerate the possibility of generation of revenue from multiple sources.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Board of Directors of the Company approved and authorized the issuance of an aggregate 86,190,000 shares of restricted common stock of the Company at various per share prices based upon a 45% discount of the lowest trading price over the prior fifteen days from the date of conversion. The aggregate 86,190,000 shares of common stock were issued in accordance with the terms and provisions of the Settlement Agreement. The shares of common stock were issued to IBC Funds in reliance on Section 3(a)(10) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 9, 2014

MINERALRITE CORPORATION

By:	/s/ Guy Peckham
Name:	Guy Peckham
Title:	Chief Executive Officer